AMENDMENT TO PURCHASE AND SALE AGREEMENT

          THIS AMENDMENT (the "Amendment") to the Purchase and
Sale Agreement (the "Agreement") dated as of May 9, 2002 between
McMoRan Oil & Gas LLC ("McMoRan") and El Paso Production Company
("El Paso") is dated and effective as of May 22, 2002.

                       W I T N E S S E T H

          WHEREAS, the parties to the Agreement desire to amend
Sections 2.02(b), 10.01, 10.02, 12.06 and 14.04 of the Agreement.

          NOW THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

                        A G R E E M E N T

          1. Amendment to Section 2.02(b). Section 2.02(b) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

               "(b) Except as is otherwise set forth in this Purchase Agreement, from and after the Effective Date and until Payout (as hereinafter defined), El Paso agrees to bear all costs and risk of plugging and abandoning all wells drilled hereunder and all costs associated with surface restoration and settlement of oyster claims and further agrees to indemnify (as set out in this Purchase Agreement), save and hold harmless McMoRan from all such claims as to the interest assigned hereunder. McMoRan agrees to assume and pay its proportionate share of the plugging, abandonment, surface restoration and all other costs of any of the Assets made subject to the Reversionary Rights up to the Effective Date and after Payout, and agrees to indemnify (as set out in this Purchase Agreement), save and hold harmless El Paso from all claims, suits, damages, and liabilities relating thereto. El Paso will acquire no interest in and incur no liability with regard to any wells, platforms, pipelines, or equipment currently existing on the Properties or any of them."

          2. Amendment to Section 10.01. Section 10.01 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

               "Section 10.01. Time and Place of Closing. If the conditions referred to in Articles VIII and IX of this Purchase Agreement have been satisfied or waived in writing, and subject to any extensions pursuant to
          Section 10.02, the transactions contemplated by this Purchase Agreement (the "Closing") shall take place at the offices of El Paso, located at Nine Greenway Plaza, Houston, Texas, on (i) May 31, 2002 or (ii) at such earlier date as the Parties may mutually agree upon or
          (iii) at such date as may be extended pursuant to
          Section 10.02 (the "Closing Date")."

          3. Amendment to Section 10.02. Section 10.02 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

               "Section 10.02 Extension. The Closing Date may be extended by mutual written agreement of the Parties and shall be automatically extended until June 11, 2002 in the event that on the Closing Date specified in Section
          10.01 all conditions specified in Section 10.07 have not been met.

          4. Amendment to Section 12.06. Section 12.06 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof.

               "Section 12.06.  Limitations on Liabilities.
          Notwithstanding anything to the contrary in this Purchase Agreement, the liability of McMoRan and El Paso under this Purchase Agreement and any documents delivered in connection herewith or contemplated hereby shall be limited as follows in Sections 12.07 and 12.08."

          5. Effect of this Amendment. Except as specifically amended hereby, the Agreement shall remain in full force and effect as in existence on the date hereof and is hereby ratified and confirmed in all respects.

          6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA,
WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES.

          7. Counterparts. This Amendment may be executed in any number of counterparts which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                   McMoRan OIL & GAS LLC


                                   By:  /s/  Glenn A. Kleinert
                                      ------------------------
                                   Title:    President


                                   EL PASO PRODUCTION COMPANY


                                   By:  /s/ R. Patrick Granmar
                                      -------------------------
                                   Title:    Attorney-in-Fact